UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 17, 2006

Date of Report (Date of earliest event reported)

Commission File No. 000-16449

RAINING DATA CORPORATION

(Exact Name of registrant as specified in its charter)

Delaware	94-3046892
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

25A Technology Drive, Irvine, CA 92618

(Address of principal executive offices, Zip Code)

(949) 442-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant  to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into a Definitive Material Agreement

On April 13, 2006, the Compensation Committee of the Board of Directors recommended and the Board of Directors ratified and approved cash bonuses for certain executive officers for the year ended March 31, 2006 on the basis of the Company’s performance and the Compensation Committee’s and Board of Directors subjective evaluation of individual performance.  The cash bonuses awarded to the Named Executive Officers for Fiscal 2006 were as follows:  Mr. Baab, $150,000; Mr. Bezdek, $61,250; Mr. Allen, $22,750 and Mr. Raissi, $10,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINING DATA CORPORATION

By:	/s/ Brian C. Bezdek	Date: April 17, 2006
Brian C. Bezdek,
Chief Financial Officer